Exhibit 32.2

COMPREHENSIVE CARE CORPORATION AND SUBSIDIARIES

Certification of CEO Pursuant to

18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of Comprehensive Care Corporation (the “Company”) on Form 10-Q for the quarter ending March 31, 2009 as filed with the Securities and Exchange Commission on May 15, 2009 (the “Report”), Clark A. Marcus, as Co-Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C.§ 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ CLARK A. MARCUS
Clark A. Marcus
Co-Chief Executive Officer
May 15, 2009

62